UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  April 3, 2007

Hardinge Inc.
(Exact name of Registrant as specified in its charter)

New York	000-15760	16-0470200
(State or other jurisdiction of incorporation or organization)	Commission file number	(I.R.S. Employer Identification No.)

One Hardinge Drive, Elmira, NY 14902
(Address of principal executive offices) (Zip Code)

(607) 734-2281
(Registrant’s telephone number including area code)

N/A
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01             Other Events

On April 3, 2007 Hardinge Inc. issued a press release: (i) announcing that the company commenced an underwritten public offering of 1,650,000 shares of common stock from its existing shelf registration statement; and (ii) providing the company’s outlook with respect to net sales and net income for the year ending December 31, 2007.  A copy of the press release is included as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

ITEM 9.01             Financial Statements and Exhibits

99.1	Press release dated April 3, 2007

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

HARDINGE INC.
Registrant

Date: April 3, 2007	By:	/s/ J. PATRICK ERVIN
J. Patrick Ervin
Chairman, President and
Chief Executive Officer

Date: April 3, 2007	By:	/s/ CHARLES R. TREGO, JR.
Charles R. Trego, Jr.
Senior Vice President and
Chief Financial Officer

Date: April 3, 2007	By:	/s/ EDWARD J. GAIO
Edward J. Gaio
Corporate Controller
Principal Accounting Officer